EXHIBIT 10 (xi)
KRONES
FAX TRANSMISSION

KRONES, INC. 9600 South 58th Street, Franklin, Wisconsin 53132,
U.S.A.
Telephone: (414) 421-5650               Fax: (414) 421-2222

To:     Frederick Brewing Company       Fax:    (301) 694-2971

Attn:   Mr. Kevin E. Brannon            Date: April 8, 1996

Re:     Signed Acceptance Letter        From:   Scott M. Gray


Attached, please find the signed acceptance of your letter and initialed agreement of modifications to the FINAL quotation and Terms and Conditions of Sale.

In addition, I would like to advise you that all components, except wear parts such as belts, rubber goods, etc., of the filler/crowner covered under Quotation #96-1196-01-F will be warranted for one year after installation or for 2,000 hours op operation. This includes items such as motors, electrical and pneumatic components.

If you have any further questions or require additional assistance, please feel free to contact Mr. Bart Spinelli or this office at any time.

With Best Regards,

KRONES, INC.

SMG/Ims
Attachments
cc:     Bart Spinelli

April 3, 1996

Mr. Scott M. Gray
Sales Project Coordinator
Krones, Inc.
9600 South 58th Street
Franklin, WI 53132-0100

Re: Terms of acceptance of Final Quotation #96-1196-01-F

Dear Scott:

When counter-signed by an authorized officer or employee of Krones, Inc., this letter, together with the amended Final Quotation and Terms and Conditions of Sale attached hereto and incorporated herein by this reference, will serve as our purchase order for the fully automatic Mono-Bloc Filler, Crowner, Type 120, Series VK 36/9KK-104, L/R Bottle Flow machine described and specified in that quotation and the accompanying sales literature.

Please have our modifications to the attached Final Quotation and Terms and Conditions of Sale initialed by an authorized employee and return a fully executed counterpart of this entire package returned to us at your earliest convenience. Upon receipt, we will transfer $103,867.50 (representing 30% of all goods to be purchased, not including estimated freight or start-up assistance and in-field training) to Krones' account per the wire transfer instructions previously received. For the purpose of payment, fax copies of all signed and initialed pages will be sufficient, with the understanding that a full set of documents will sent promptly.

Thank you for your prompt attention to this matter.

Sincerely,

/s/Kevin E. Brannon
Chief Executive Officer
Frederick Brewing Co.

Acknowledged, accepted and agreed to by Krones, Inc. This 4 day of April, 1996 by the undersigned, who warrant that they are authorized to bind Krones, Inc. To the terms hereof.

Name: /s/Joseph J. Raymond
Title: Vice President Sales and Marketing

Mr. Ken Mason
FREDERICK BREWING COMPANY
103 South Caroll Street
Frederick, Maryland 21701

We are pleased to submit the following FINAL quotation:

One (1) KRONES Fully Automatic MONO-BLOC Filler, Crowner,
Type 120,
Series VK2V 36/9KK-104, L/R Bottle Flow

Including the following features

  VK2V Short Tube Filling Valves for Efficient Dual Pre-
evacuation
  Manual Bowl Height Adjustment
  Manual Closer Height Adjustment
  Centralized Lubrication Cluster
  Explosion Guards, Full Height
  Automatic Fragmentation Flush
  High Efficiency Pre-evacuation System
  In-Line Bottle Conveyors
  Fully Adjustable, Line Sensing Speed Controls
  Recirculating/Rotating CIP System
  Product Contact Zones, 304 SS
  Certified Pressure Vessel
  VK2V Valve Closes Automatically on Exploded or Missing
Bottles
  Safeties for Down-Bottle and Missing Closure Conditions
  PLC Control - Allen-Bradley - 5/03
  Adjustable Frequency Drive -Allen-Bradley
  All Control Enclosures mounted on Machine
  Mono-Chromatic Operator Interface for Machine Status - NEMA
4
  NEMA 4X Machine Base and Operator Control Panel dBA Sound Levels at Operators Station at Maximum Speed
  High Pressure Hot Water Jetter
  Missing Crown Detection
  Low Crown Detection in Crown Hopper
  Internal Water Flush /CIP of crowning Heads

The Filler, including the specified features and including one (1) set of change parts for:

(1)     12 oz. Glass Bottle / Crown

	Infeed Worm
	Starwheels and Centerguide - Filler / Crowner
	Filling Tubes
	Centering Bells

TOTAL PRICE EX-WORKS FRANKLIN,
WISCONSIN................................................$334,675.00



Additional Bottle Handling Parts

(2)     22 oz. Glass Bottle / Crown..................$7,690.00

	Infeed Worm
	Starwheels and Centerguide - Filler / Crowner
	Filling Tubes

TOTAL CHANGE PARTS...................................$7,690.00


Options:

CIP Valve Recirculation
Canisters............................................$5,160.00

Automatic Central Lubrication
System...............................................$6,390.00

Start-up assistance and in-field training (10 days)...$6,000.00

Estimated
Freight...............................................$4,000.00

SPECIFICATIONS FOR THE FILLER ARE:

      Type of                  Volume   Filling Nominal
No.   Bottle        Product     CO2     Temp.   Output  Finish

1.    12 oz. Glass  Beer     2.5 - 2.8  36F     250BPM  Crown
						      (Pry-off)

2.    22 oz. Glass  Beer     2.5 - 2.8  36F     140BPM  Crown
						       (Pry-off)

		FILL HEIGHT ACCURACY    +/-S = 3MM

		MAXIMUM OXYGEN PICK-UP DURING FILLING
PROCESS: .025 MG / L / 36 F HEAVY AND/OR
FOAMY BEERS MAY BE SUBJECT TO A 5 - 10% DECREASE IN
OUTPUT.

	Note: This quotation was prepared with sample materials and is subject to change.

CONDITIONS OF PROPOSAL

KRONES INC. Agrees to provide the equipment as specified in this proposal, subject to the following conditions and the attached
'Terms and Conditions of Sales'.

For the quoted price, the equipment shall be complete in every respect and tested. The prices quoted are Ex-Works Point of Manufacture, and exclude taxes and tariffs.

Pricing is based on the quoted Scope of Supply. Any changes that increase or decrease the Scope of Supply are subject to price revisions. Changes may also result in additional charges for work in progress.

START-UP SUPERVISION AFTER INSTALLATION

It is the customer's responsibility to place the equipment in the line and connect it both mechanically and electrically.

Krones can supply a factory-trained technician for start-up after the machine is in place and properly connected. Consult the equipment quotation or Krones, Inc. For details on cost and invoicing.

Unless otherwise stated on individual quotations, service support for installation, start-up, and training is to be arranged separately. Service can be provided by the following agreements.

			Contract for Full Service
			Contract for Fixed Term Service
			Contract for service on a Time and Materials Basis

For equipment manufactured by others, installation and start-up supervision is to be arranged for separately by the customer.

EQUIPMENT PERFORMANCE

When installed and operated in accordance with the instructions and recommendations provided by Krones and represented suppliers, the equipment quoted in this proposal shall perform as specified.

It is understood that fulfillment of the above performance is contingent upon the purchaser providing the following:

A uniform product supply in the quantity, pressures, temperatures, and stability required to comply with the performance statement.

Adequate services (steam, air, water, chemicals, etc.) and all other process requirements not specified as being provided by Krones.

Competent and adequate personnel available throughout the start-up and performance test period.

PRICE VALIDITY

This quotation is in effect for thirty (30) days from this date.

SHIP DATE:              September 30, 1996

PAYMENT TERMS:  30%     Deposit Payment with Order

		60% Payment due upon presentation of invoice and before shipment of machine(s)

		10%     To be paid within thirty (30) days after buyer
acceptance as defined in paragraph six (6) of the attached "Terms and Conditions of Sale," or 75 days after shipment, whichever first occurs.

NOTES: Quotation is subject to examination of final sample containers, product specifications, and all packaging materials.

Quoted delivery time is based upon receipt of sample containers, completed Questionnaire, including your line layout and all technical details.

KRONES, INC. ORDER CANCELLATION POLICY

Cancellation of an order must be submitted to Krones, Inc., in writing, and is subject to the following cancellation charges:

All costs incurred up to the cancellation date, such as engineering, material and labor, will be passed on to the buyer in full, plus 15% of the sale price of the equipment, parts and/or options affected by the cancellation.

SMG/mmd
cc: Bart Spinelli

April 8, 1996

MR. BRIAN BERMAN
Signet Bank
Capital Markets / Money Center

Brian:

this correspondence is your authorization to draw funds from our investment account (repurchase agreement) with Signet Bank and execute a wire transfer effective today, April 8, 1996. Wire instructions are as follows:

	Payee:                  Krones, Inc.
	Amount:                 $103,867.50
	Receiving Bank:         First Bank Milwaukee, Milwaukee, WI.
	ABA Routing:            075000103
	Account Number:         1-823-226-39390

Please do not hesitate to call me should you require additional information. Thank you for your assistance with this matter.

Yours Truly,



/s/Dennis A. Olson                              Kevin E. Brannon
Chief Financial Officer,                        Chief Executive Officer,
Frederick Brewing Co.                           Frederick Brewing Co.